Exhibit 1.01

Conflict Minerals Report of Haemonetics Corporation
For the reporting period from January 1, 2015 to December 31, 2015

This is the Conflict Mineral Report (“CMR”) of Haemonetics Corporation (“Haemonetics,” “we,” “us,” or “our”) for the reporting period from January 1, 2015 to December 31, 2015 (excepting conflict minerals that, prior to January 31, 2015, were located outside of the supply chain) pursuant to Rule 13p-1 (“Rule 13p-1”) promulgated under the Securities Exchange Act of 1934, as amended.
1.    Introduction

We are a global healthcare company dedicated to providing innovative blood management solutions to our customers. Our comprehensive portfolio of integrated devices, information management, and consulting services offers blood management solutions for each facet of the blood supply chain, helping improve clinical outcomes and reduce costs for blood and plasma collectors, hospitals, and patients around the world.
Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in Rule 13p-1 are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to as “conflict minerals,” are gold, columbite-tantalite (coltan), cassiterite, and wolframite and its derivatives, specifically tantalum, tin and tungsten. Haemonetics manufactures, or contracts to manufacture, certain products for which conflict minerals are necessary to the functionality or production.
We have adopted a Conflict Minerals Statement, which is publicly available at http://www.haemonetics.com/Conflict-Minerals-Statement
This CMR describes the measures we have undertaken to investigate the source and chain of custody of conflict minerals necessary to the products we manufacture or contract to manufacture, our efforts to determine the mine or location of origin of the necessary conflict minerals, and, to the extent known to us, the facilities used to process the conflict minerals and the country of origin of the conflict minerals.

2.    Products Covered

During calendar year 2015, Haemonetics manufactured or contracted to manufacture the following blood and plasma collection and diagnostic devices for which conflict minerals are necessary to the Products’ functionality or production: ACP 215, cardioPAT, Cell Saver Elite, Cell Saver 5+, Cymbal, MCS+ 8150, MCS+ 9000, OrthoPAT, PCS 2, SEBRA Sealer, Smartsuction Harmony, HaemoSafe, HaemoBank, TEG 5000, and TEG 6s (collectively, “Products”).

We have conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the conflict minerals necessary to our Products’ functionality or production. Our RCOI was reasonably designed to determine whether such conflict minerals originated in the Democratic Republic of the Congo, Angola, Burundi, Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, or Zambia (collectively, the “Covered Countries”) or came from scrap or recycled sources. Based on our RCOI, we determined or had reason to believe that conflict minerals necessary to our Products may have originated in the Covered Countries and may not have come from recycled or scrap sources.

3.    Design of Due Diligence Measures

Our due diligence process was designed to conform to the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition and accompanying supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). It is important to note that the OECD Guidance was written for both upstream entities (generally, miners and smelters) and downstream companies (generally, manufacturers and retailers) in the supply chain. As Haemonetics is a downstream company in the supply chain, we tailored our due diligence practices accordingly.

4.    Due Diligence Measures Implemented

Due diligence measures undertaken by Haemonetics included the following:

We assembled an internal team of representatives from Procurement, Legal and Compliance, and Finance to support supply chain due diligence. We then identified those Haemonetics products that may contain conflict minerals. Next, we engaged with Tier 1 suppliers to collect information regarding the presence and sourcing of conflict minerals used in the products supplied to Haemonetics, using the Electronic Industry Citizenship Coalition (EICC) and Global e-Sustainability Initiative (GeSI) Conflict Minerals Due Diligence Template (EICC-GeSI Template) for data collection.
We then engaged with those suppliers by taking the following steps: first, an introduction email was sent to Tier 1 suppliers for the Products describing the compliance requirements and requesting conflict minerals information. Following the initial introductions to the program and information request, reminder emails were sent to each non-responsive supplier requesting survey completion. Suppliers who remained non-responsive to these email reminders were contacted by phone and offered assistance. This assistance included, but was not limited to, further information about our Conflict Minerals Compliance Program, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the information needed could be provided. An escalation process was initiated for suppliers who continued to be non-responsive after the above contacts were made.
Based on the information obtained from our suppliers and otherwise obtained through the diligence process described above, we believe that the facilities used to process the necessary conflict minerals contained in our Products included the smelters and refiners listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the smelters or refiners through which certain of the conflict minerals contained in our Products were processed:

5N Plus	CANADA
5N Plus	GERMANY
5NPLUS	UNITED KINGDOM
A I M Québec	CANADA
A&M Minerals Limited	UNITED KINGDOM
A.L.M.T. Corp.	JAPAN
A.L.M.T. TUNGSTEN Corp.	JAPAN
ABC	ALGERIA
Acade Metals Co.,LTD	CHINA
Acade Noble Metal (Zhao Yuan) Corporation	CHINA
AcademyPreciousMetals(China)Co.,Ltd	CHINA
ACL Metais Eireli	Brazil

ACT JAPAN	JAPAN
Advanced Chemical Company	UNITED STATES
AGR Mathey	AUSTRALIA
AGR Matthey,Australia	Australia
AIDA Chemical Industories Co.,Ltd	JAPAN
AIM	CANADA
Air Liquide Far Eastern (ALFE)	KOREA
Air Products	UNITED STATES
AK Steel Corp.	UNITED STATES
Aktyubinsk Copper Company TOO	Kazakhstan
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
ALBANIA	CHINA
Aleris	UNITED STATES
Alldyne Powder Technologies (ATI Firth Sterling)	UNITED STATES
Allgemeine Gold & Silberscheideanstalt	GERMANY
Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Allied Material	JAPAN
Allied Material	JAPAN
Allied Material (A.L.M.T) Corp	JAPAN
Allied material Corp	TAIWAN
Allied material Corp.	JAPAN
Allied Metal Company	UNITED STATES
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Almit	CHINA
ALMT	JAPAN
ALMT (Sumitomo)	JAPAN
Alpha	UNITED STATES
Alpha Metals Korea Ltd.	KOREA
Alrec	UNITED STATES
Alta Group	UNITED STATES
Altlantic Metals	UNITED STATES
Aluminum Alloys Inc.	UNITED STATES
Aluminum Resources	UNITED STATES
Amalgamated Metal Corporation PLC	INDONESIA
Amalgamated Metals Corporation	UNITED KINGDOM
Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM
Amalgament	PERU

Amalgamet	UNITED STATES
American Iron and Metal	CANADA
Ami Bridge Enterprise Co., Ltd.	TAIWAN
Ampere Polska Sp. z o.o. (trader)	GERMANY
an chen	CHINA
An Thai Minerals Company Limited	Vietnam
An Vinh Joint Stock Mineral Processing Company	VIET NAM
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
ANCHEN SOLDER TIN PRODUCTS CO.,LTD	CHINA
Angelcast Enterprise Co., Ltd.	TAIWAN
AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
ANHUI HERRMAN IMPEX CO., LTD	CHINA
Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Anson Solder & Tin Products Made Ltd.	CHINA
ANZ	Australia
ANZ Banking	AUSTRALIA
Aoki Lab ltd.	CHINA
Arcelor La Plaine	FRANCE
ArcelorMittal Burns Harbor	UNITED STATES
Arco Alloys	UNITED STATES
Argor Heraeus	SWITZERLAND
Asahi Pretec	Japan
Asahi Refining Canada Limited	CANADA
Asahi Refining USA Inc.	UNITED STATES
Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Asaka Riken Co Ltd	JAPAN
Asarco	UNITED STATES
Asia Tungsten Products Vietnam Ltd.	Vietnam
ASSAB	TAIWAN
Assaf Conductors Ltd.	UNITED STATES
ATAkulche	TURKEY
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
ATI Metalworking Products	UNITED STATES
ATI Tungsten Materials	UNITED STATES
Atlantic Metals	UNITED STATES
Atlas Pacific	UNITED STATES
Atotech	GERMANY
AURA-II	UNITED STATES

Aurubis AG	GERMANY
Aurubis Netherlands	NETHERLANDS
Ausmelt Limited	AUSTRALIA
Avon Specialty Metals Ltd	United Kingdom
Axis Material Limited	JAPAN
Ayrubis	UNITED STATES
Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Balver Zinn	GERMANY
BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY
Bangka	INDONESIA
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Bank of Switzerland	SWITZERLAND
BANKA	MALAYSIA
Baoshida Swissmetal	SWITZERLAND
Bauer Walser AG	GERMANY
Beijing Advanced Metal Materials Co.,Ltd.	CHINA
Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Beijing Zenith Materials	CHINA
Best Metais	BRAZIL
Best Metais e Solda	BRAZIL
BNT Chemicals Gmbh	GERMANY
Boliden AB	SWEDEN
Bonoka.Beliting INDONESIA	INDONESIA
Brinkmann Chemie AG	GERMANY
Britannia Refined Metals Ltd.	UNITED KINGDOM
Bruweiler Precise Sales Co.	UNITED STATES
Buffalo Tungsten	CHINA
Butterworth Smelter	MALAYSIA
C. Hafner GmbH + Co. KG	GERMANY
C.Uyemura & CO,.LTD	JAPAN
Cabot	Boyertown PA. USA
Caridad	MEXICO
CCR Refinery - Glencore Canada Corporation	CANADA
Cendres & Métaux SA	SWITZERLAND
Central Copper Co., Ltd Zhejiang	CHINA
Central Glass	Japan
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
CHAINBOW	INDONESIA

CHALCO Yunnan Copper Co. Ltd.	CHINA
ChangChun up-optech	CHINA
Changsha South Tantalum Niobium Co., Ltd.	CHINA
Changsha Southern	CHINA
Chaozhou Xianglu Tungsten IND Co., LTD	China
Cheng Yang	TAIWAN
Chengfeng Metals Co Pte Ltd	CHINA
Chengfeng Metals Co Pte Ltd	SINGAPORE
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Chenzhou Yunxiang Mining and Metallurgy Company Limited	China
Chenzhou, Hunan, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)	CHINA
Cheong Hing	HONG KONG
Chernan Technology co., ltd	TAIWAN
Chimet S.p.A.	ITALY
China Sino-Platinum Metals Co.,Ltd	CHINA
china cold international resources corp.ltd	CHINA
China Gold	CHINA
China Golddeal	CHINA
china guangdong hetai mine gold	CHINA
China Hongqiao	CHINA
China Huaxi Group Nandan	CHINA
China Lai Bin tin smelting co.,ltd	CHINA
China Minmetals Corp.	CHINA
China Minmetals Nonferrous Metals Co Ltd	CHINA
China National Gold Corporation	CHINA
China National Non-ferrous	CHINA
China National Non-Ferrous & Jiangxi corporation limited	CHINA
China Rare Metal Materials Company	CHINA
China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
China Tin Group Co., Ltd.	CHINA
China Tin Lai Ben Smelter Co., Ltd.	CHINA
China Tin Smelter Co. Ltd.	CHINA
China Yunnan Gejiu Nonferrous Electrolysis Company	CHINA
China Yunnan Tin Co Ltd.	CHINA
China YunXi mining	China
China's nonferrous mining group co., LTD	China
China's Shangdong Gold Mining Co., Ltd	CHINA
Chinese Government	CHINA
Chofu Works	JAPAN
Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Chuan Kai Aluminum Co., LTD.	TAIWAN
Chugai Mining Co.,Ltd	JAPAN
CIF	BRAZIL

CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Codelco	CHILE
Colonial Metals Co	UNITED STATES
Colt Refining	UNITED STATES
Companhia Industrial Fluminense	BRAZIL
Complejo Metalurgico Vinto S.A.	BOLIVIA
Conghua Tantalum & Niobium Smeltery	CHINA
Continental	UNITED STATES
Cookson	UNITED STATES
cookson	TAIWAN
Cookson Alpha Metals(Shenzhen)Co.Ltd	CHINA
Cookson Group	SPAIN
Cookson SEMPSA	SPAIN
Cooper Santa	BRAZIL
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL
Coopersanta	BRAZIL
COPPER 100	BRAZIL
Copper Santa	BRAZIL
Copper Suzhou Co.,	CHINA
Copyright Liuzhou China Tin Group CO.,LTD.	CHINA
Corporation Berhad (MSC)	MALAYSIA
CS	SWITZERLAND
CSC Pure Technologies	RUSSIAN FEDERATION
CTS Industries	SINGAPORE
CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
CV Ayi Jaya	INDONESIA
CV DS Jaya Abadi	INDONESIA
CV Dua Sekawan	Indonesia
CV Duta Putra Bangka	INDONESIA
CV Gita Pesona	INDONESIA
CV JusTindo	INDONESIA
CV Makmur Jaya	INDONESIA
CV Nurjanah	INDONESIA
CV Prima Timah Utama	INDONESIA
CV Serumpun Sebalai	INDONESIA
CV Tiga Sekawan	Indonesia
CV United Smelting	INDONESIA
CV Venus Inti Perkasa	INDONESIA

CWB Materials	UNITED STATES
D Block Metals, LLC	United States
DAE CHANG IND CO LTD	KOREA
Dae Kil	KOREA
Dae Kil Metal Co., Ltd	CHINA
DAECHANG Co. LTD.	KOREA
Daejin Indus Co. Ltd	KOREA
DaeryongENC	KOREA
Daewoo International	KOREA
DAIDO STEEL	JAPAN
Darley Dale Smelter	UNITED KINGDOM
Daye Non-Ferrous Metals Mining Ltd.	CHINA
Dayu Jincheng Tungsten Industry Co., Ltd.	China
Degutea	KOREA
Diehl Mettal	GERMANY
Do Sung Corporation	KOREA
Doctor of solder products Co., LTD	CHINA
DODUCO GmbH	GERMANY
Dongguan Cameroon Chemical Materials Co., Ltd	CHINA
DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
DONGGUAN DONGXU METAL SURFACE HANDLE CO., LTD	CHINA
Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Dongguan Guan Hua Photoelectric Materials Co. Ltd	CHINA
Dongguan LeCheng metal material Co.,LTD.	CHINA
Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Dongguan zhong ju tin electronic CO.,LTD.	China
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Dong-Wo Co., Ltd.	CHINA
Dosung metal	KOREA
Douluoshan Sapphire Rare Metal Co Ltd	China
Dowa Kogyo k.k.	Japan
Dowa Metals & Mining Co. Ltd	JAPAN
Dowa Metals & Mining.	Japan
Dowa Metals & Mining. Kosak Seiren	JAPAN
Dowa Metanix Co.Ltd	Japan
Dr. soldering tin products Co., Ltd.	CHINA
Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
DSC (Do Sung Corporation)	South Korea
DUK SAN HI-METAL CO.,LTD.	KOREA
Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
DUOXIN	CHINA
Dyfenco Green Applied Materials CO.,LTD	TAIWAN
E.S.R. Electronics	United States

Eastern Alloys	UNITED STATES
EBARA-UDYLITE	China
E-Chem Enterprise Corp	TAIWAN
ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Eco-System Recycling Co., Ltd.	JAPAN
ECO-SYSTEM RECYCLING CO., LTD.	JAPAN
Electro.oy Metal Pte.	SINGAPORE
Electroloy Coroperation Sdn Bhd	MALAYSIA
Electroloy Metal Pte	SINGAPORE
Electroloy Metal PTE LTD	CHINA
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Elemetal Refining, LLC	UNITED STATES
Elmet S.A. de C.V.	BOLIVIA
Elmet S.L.U. (Metallo Group)	SPAIN
EM Vinto	BOLIVIA
Emirates Gold DMCC	United Arab Emirates
Empresa Metallurgica Vinto	BOLIVIA
ENAF	BOLIVIA
Enthone GnBH, Germany	GERMANY
ept	GERMANY
ESG Edelmetallservice GmbH & Co. KG	GERMANY
Essar Steel Algoma	CANADA
Estanho de Rondônia S.A.	BRAZIL
E-tech Philippines	PHILIPPINES
Ethiopian Minerals Development Share Company	ETHIOPIA
Eximetal S.A.	ARGENTINA
Exotech Inc.	UNITED STATES
F&X Electro-Materials Ltd.	CHINA
Faggi Enrico S.p.A.	Italy
Feinhutte Halsbrucke GmbH	GERMANY
Felder GmbH - Löttechnik	GERMANY
Fenix Metals	POLAND
Ferro Alloys de México, S.A. de C.V.	BRAZIL
Ferro Corporation	UNITED STATES
Fidelity Printers and Refiners Ltd.	Zimbabwe
FIR Metals & Resource Ltd.	China
First Copper Technology Co., Ltd.	TAIWAN
FIRST COPPER TECHNOLOGY CO.,LTD	CHINA

Fort Wayne Wire Die	UNITED STATES
Fortune Metal Factory	CHINA
Foxconn corporation	TAIWAN
FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Fuji Metal Mining	THAILAND
Fuji Metal Mining	THAILAND
Fuji Metal Mining Corp.	TAIWAN
Fujian Jinxin Tungsten Co., Ltd.	CHINA
Fujian Nanping	CHINA
Fujian Nanping Ta/Nb Ltd.	CHINA
FUJIAN ZIJIN COPPER INDUSTRY CO.,LTD	CHINA
Full armor Industries (shares) Ltd.	TAIWAN
Fundipar	BRAZIL
Funsur	BRAZIL
Furukawa Electric	JAPAN
Galva-Metall GmbH	GERMANY
Gannon & Scott	UNITED STATES
Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Ganxian Shirui New Material Co., Ltd.	China
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Ganzhou Hailong W & Mo Co. Ltd.	CHINA
Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Ganzhou Huaxin Tungsten Products Ltd	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Ganzhou Nonferrous Metals Smelting Co Ltd.	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Ganzhou Sinda W&Mo Co., Ltd.	CHINA
Ganzhou Yatai Tungsten Co., Ltd.	China
ge jiu ye lian chang	CHINA
Gebrueder	GERMANY
Geib Refining Corporation	United States
Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Gejiu City, Yunnan, China	CHINA
Gejiu Fengming Metalurgy Chemical Plant	CHINA
GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Gejiu Kai Meng Industry and Trade LLC	CHINA
Gejiu Non-FerrousMetal Processing Co.Ltd.	CHINA
Gejiu Yunxi Croup Corp	CHINA
GEJIU YUNXIN COLORED ELECTROLYTIC CO.,LTD	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

Gejiu Zili Mining and Smelting Co., Ltd.	China
Gibbs Wire & Steel Co	UNITED STATES
Global Advanced Metals	JAPAN
Global Advanced Metals	UNITED STATES
Global Advanced Metals Boyertown	UNITED STATES
Global Tungsten & Powders Corp	UNITED STATES
Gold and Siver Refining Strokes Ltd.	CHINA
Gold Bell Group	CHINA
Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Golden Egret	CHINA
Golden Egret Special Allloy Coop.	CHINA
Gomat-e-K.	GERMANY
Gong an ju	CHINA
Goodway	CHINA
Grant Manufacturing and Alloying	UNITED STATES
Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Grik Perak	Malaysia
Grillo-Handel	GERMANY
GUANG DONG JING DING CO., LTD	CHINA
Guang Xi Hua Xi Corp	CHINA
Guangdong Gaoyao Co	China
Guangdong Jinding Gold Co.,Ltd	CHINA
Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Guangdong Zhiyuan New Material Co., Ltd.	CHINA
GuangXi China Tin	CHINA
Guangxi China Tin Group Co., Ltd	CHINA
Guangxi China Tin Metal Meterials Company	CHINA
Guangxi Huaxi Group Co.,Ltd	CHINA
GuangXi PING GUI Flying Saucer Ltd Co	CHINA
Guangxi Pinggui PGMA Co. Ltd.	CHINA
Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA
GuangZHou Jin Ding	CHINA
Guangzhou Non-Ferrous Metals Research Institute	CHINA
Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
GuanXi China Tin Group Co.,LTD	CHINA
Guanyang Guida Nonferrous Metal Smelting Plant	China
Guixi Smelter	CHINA
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
H. C. Stark	GERMANY
H. Kramer & Co.	UNITED STATES
H..C. Starck GmbH	GERMANY

H.C. Starck Co., Ltd.	THAILAND
H.C. Starck GmbH	GERMANY
H.C. Starck GmbH	JAPAN
H.C. Starck GmbH	THAILAND
H.C. Starck GmbH	UNITED STATES
H.C. Starck GmbH Goslar	GERMANY
H.C. Starck GmbH Laufenburg	GERMANY
H.C. Starck Hermsdorf GmbH	GERMANY
H.C. Starck Smelting GmbH & Co.KG	GERMANY
H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd - Registered in the UK - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, DE4 2LP	UNITED KINGDOM
Habia Cable GmbH	GERMANY
Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Hana-High Metal	MALAYSIA
Hanbaek nonferrous metals	KOREA
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Haraeus (Zhaoyuan) Precious Metal Materials Co. Ltd	CHINA
Harima Smelter	JAPAN
Harmony Gld Refining	SOMALIA
Harmony Gold Refinery	SOUTH AFRICA
Hayes Metals	NEW ZEALAND
Hayes Metals Pty Ltd	AUSTRALIA
HC Starck	RUSSIAN FEDERATION
HeChi Metallurgical Chemical factory	CHINA
Heesung Catalysts Corp.	KOREA
Heesung Metal Ltd	AUSTRALIA
Heesung Metal Ltd.	KOREA
Heesung(AGR Matthey)	AUSTRALIA
Heimerle + Meule GmbH	GERMANY
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Henan Lingbao Jinyuan Mining Co., Ltd.	CHINA
henan middle plain smelt	CHINA
Henan Province in Gold Investment Management Ltd.	CHINA
Henan Province Sanmenxia City Gold Smelter	CHINA
Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd	CHINA
Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA
HENAN ZHONGYUAN GOLD SMELTERY CO LTD	CHINA
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

Heraeus	HONG KONG
Heraeus	USA
Heraeus (Zhaoyuan )Precious Metal Materials Co., Ltd	CHINA
Heraeus Germany	GERMANY
Heraeus Group	UNITED STATES
Heraeus Hanau	GERMANY
Heraeus Hong Kong	HONG KONG
Heraeus limited	CHINA
Heraeus Limited Hongkong	HONG KONG
Heraeus Ltd. Heraeus Technology	HONG KONG
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Heraeus Materials Technology GmbH & Co. KG	GERMANY
Heraeus Oriental Hitec Co., Ltd.	KOREA
Heraeus Precious Metals	CHINA
Heraeus Precious Metals	UNITED STATES
Heraeus Precious Metals GmbH & Co. KG	GERMANY
Heraeus Technology Center	CHINA
Heraeus Technology Center	HONG KONG
Heraeus USA	UNITED STATES
Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	China
Heraus	FRANCE
High Quality Technology Co., Ltd	CHINA
High Quality Technology Co., Ltd.	CHINA
High Quality Technology Co.,Ltd	CHINA
High Quality Technology Co.,Ltd	CHINA
High-Power Surface Technology	CHINA
High-Tech Co., Ltd. Taiwan	TAIWAN
Hikaru Suites Ltd.	JAPAN
Hisikari Mine	JAPAN
Hitachi Cable	JAPAN
Hitachi Ltd	JAPAN
Hitachi Metals, Ltd.,Yasugi Works	JAPAN
Hi-Temp Specialty Metals, Inc.	UNITED STATES
HL Thorne	UNITED KINGDOM
HMG	Germany
Hon Hai	TAIWAN
Hon Shen Co. Ltd	TAIWAN

Hong-Qiao Co., Ltd.	CHINA
HONGTAIZHOU SMELTER	CHINA
HonHai Precision Co., Ltd.	TAIWAN
Honorable Hardware Craft Product Limited Company	CHINA
Hop Hing electroplating factory Zhejiang	CHINA
HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
Huaxi Guangxi Group	CHINA
HuiChang Hill Tin Industry Co., Ltd.	CHINA
Huichang Jinshunda Tin Co. Ltd	CHINA
Huichang Shun Tin Kam Industries, Ltd.	CHINA
Huizhou Taiwan Electronic Component Limited Company	CHINA
Hunan Chang Ning Great Wall	CHINA
Hunan Chenzhou Mining Co., Ltd.	CHINA
Hunan Chenzhou Mining Industry Group	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Hutti Gold Mines Co. Ltd.	INDIA
Hwasung CJ Co. Ltd	KOREA
Hydrometallurg, JSC	RUSSIAN FEDERATION
Hyundai-Steel	KOREA
IBF IND Brasileira de Ferroligas Ltda	BRAZIL
ICBC	CHINA
IES Technical Sales	UNITED STATES
IMC-MetalsAmerica, LLC	UNITED STATES
IMLI	INDONESIA
Impag AG	SWITZERLAND
Imperial Zinc	UNITED STATES
INBRA IND E COM DE METAIS LTDA	BRAZIL
Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA
Indoneisan State Tin Corporation Mentok Smelter	INDONESIA
Indonesia State Tin Corp	INDONESIA
Indonesia(Bangka)	INDONESIA
Indonesian Tin Ingot	INDONESIA
Ing.Josef Koøínek	CZECH REPUBLIC
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Integrated Circuit	KOREA
International Wire Group, Inc	UNITED STATES
IPS	FRANCE
Ishifuku Metal Industry Co., Ltd.	JAPAN
Ishihara Chemical Co. Ltd.	JAPAN

ISHIKAWA METAL CO.,LTD.	JAPAN
Isifuku kinzoku kougyo souka kojyo	JAPAN
Istanbul Gold Refinery	TURKEY
Izawa Metal Co., Ltd	JAPAN
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
JalanPantai/Malaysia	MALAYSIA
Jan Janq	TAIWAN
Japan Mint	JAPAN
Japan New Metals Co Ltd	JAPAN
Japan Pure Chemical	JAPAN
JAU JANQ ENTERPRISE CO., LTD.	MALAYSIA
JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
JAUJANQ_Malaysia Smelting Corp	MALAYSIA
JCC	CHINA
Jean Goldschmidt International	BELGIUM
Jean Goldschmidt International	UNITED STATES
Jhonson Mattehey	UNITED STATES
JI,Jenderal Sudirman 51 Pangkal Pinang 33121，CBangka，CIndonesia	INDONESIA
Jia Lung Corp	TAIWAN
Jia Tian	CHINA
JIAN DE CITY HENGSHAN TUNGSTEN CO., LTD	CHINA
Jiangmen Huayuan Industry Co. Ltd	CHINA
Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Jiangsu Xinhai Copper Co.,Ltd.	CHINA
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Jiangxi Copper Company Limited	CHINA
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China
Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
JiangXi JiaWang	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Jiangxi Nanshan	CHINA
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Jiangxi Richsea New Materials Co., Ltd.	CHINA
Jiangxi Shunda Huichang Kam Tin Co. Ltd	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Jiangxi Tungsten Co Ltd	China
Jiangxi Tuohong New Raw Material	China
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China
Jiangxi Yaosheng Tungsten Co., Ltd.	China
Jiangxi Yichun Ta/Nb Ltd.	CHINA
JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Jie sheng	CHINA

Jin Dong Heng	CHINA
Jin Jinyin refining company limited	CHINA
Jin Tian	CHINA
jin yi group	CHINA
Jin Zhou	CHINA
JinBao Electronic Co.,Ltd.	CHINA
Jinfeng Gold Mine Smelter	CHINA
Jinlong Copper Co., Ltd.	CHINA
Jiujiang Jinxin Nonferous Metals Co., Ltd	CHINA
Jiujiang Tanbre Co., Ltd.	CHINA
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
JM USA	UNITED STATES
Johnson Matthey Canada, JM Ltd	CANADA
Johnson Matthey HongKong Ltd	CHINA
Johnson Matthey Inc	UNITED STATES
Johnson Matthey Ltd	CANADA
Johnson Matthey(Salt lake City)	UNITED STATES
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
JU TAI INDUSTRIAL CO.,LTD.	CHINA
JX Nippon Mining & Metals Co ..Ltd	Japan
JX Nippon Mining & Metals Co ..Ltd Nittko seiren(saganoseki)	JAPAN
JX Nippon Mining & Metals Co., Ltd	JAPAN
Kai Union Industry and Trade Co., Ltd	CHINA
Kai Unita Trade Limited Liability Company	CHINA
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Kalas Wire	UNITED STATES
Kaloti Precious Metals	United Arab Emirates
KAMET Blue Powder Corporation	UNITED STATES
Kanfort Industrial (Yantai)	CHINA
Kanfort international holding	CHINA
Kanto Denka Kogyo Co., Ltd	CHINA
KARAS PLATING LTD	UNITED KINGDOM
Katapang	CHINA
Kazakhmys Smelting LLC	KAZAKHSTAN
Kazzinc Ltd	KAZAKHSTAN
Kee Shing	HONG KONG
Keeling & Walker	PERU

Keeling & Walker	UNITED KINGDOM
KEMET Blue Metals	MEXICO
KEMET Blue Metals	United States
Kemet Blue Power	UNITED STATES
Kennametal (former ATI Tungsten Materials)	UNITED STATES
Kennametal Fallon	UNITED STATES
Kennametal Huntsville	UNITED STATES
Kennametal Inc.	UNITED STATES
Kennecott Utah Copper	UNITED STATES
Kester	UNITED STATES
Ketabang	INDONESIA
Kewei Tin Co.,ltd	CHINA
KGHM Polska Mied? Spó?ka Akcyjna	POLAND
KIESOW DR. BRINKMANN	GERMANY
Kihong T&G	INDONESIA
King-Tan Tantalum Industry Ltd	CHINA
KME Germany	GERMANY
KOBA	Indonesia
KOBA	Malaysia
Koba/Primah	Indonesia
Koepp Schaum GmbH	GERMANY
Kojima Chemical Co., Ltd.	JAPAN
KOKI JAPAN	JAPAN
Koki Products Co.,Ltd	THAILAND
Korea Metal Co. Ltd	KOREA
Korea Zinc Co. Ltd.	South Korea
Kosak Seiren	JAPAN
KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC
Kundur @Smelter	INDONESIA
Kunming High-tech Industrial Developing Area	CHINA
Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Kuntai	CHINA
Kupol	RUSSIAN FEDERATION
Kurt J Lesker Company	UNITED STATES
KYOCERA	JAPAN
KYORITSU GOKIN CO., LTD.	JAPAN
Kyrgyzaltyn JSC	KYRGYZSTAN

L' azurde Company For Jewelry	SAUDI ARABIA
La Caridad	MEXICO
Lai'bin China Tin Smelting Ltd.	CHINA
Laibin Huaxi Smelterring Co.,Ltd	CHINA
LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
LaiBin Smelting	CHINA
Laybold	Malaysia
LBMA	GERMANY
LBMA	JAPAN
Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
LEYBOLD CO.,LTD.	JAPAN
LG-Nikko	KOREA
LI CHUN METALS CO., LTD.	TAIWAN
Lian Pei Smelting Factory	CHINA
Lian Xing Plating Factory	CHINA
Lingao Gold	CHINA
Lingbao Gold Company Limited	CHINA
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Linqu Xianggui Smelter Co. Ltd.	CHINA
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Linwu Xianggui Smelter Co	China
LINXENS	FRANCE
LITTELFUSE	UNITED STATES
Liuzhou China Tin Group Co ltd	CHINA
LMS Brasil S.A.	BRAZIL
LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
LS Nikko	KOREA
LS- Nikko Copper Inc	KOREA
LSM Brasil S.A.	BRAZIL
LS-Nikko	KOREA
LS-Nikko Copper Inc	JAPAN
LS-Nikko Copper Inc	KOREA
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
LUPON ENTERPRISE CO., LTD	TAIWAN
M&R Claushuis BV	NETHERLANDS
Ma On Shuguang Smelting Plant	CHINA
MacDermid	UNITED STATES
MacDermid Fine Chemical Co., Ltd. Hongkong	CHINA
Magnesium Elekton Inc.	UNITED STATES
Magnu’s Minerais Metais e Ligas LTDA	BRAZIL
Malayasia Smelting Corporation	Malaysia

Malaysia Smelting Corp.	Peru
Malaysia Smelting Corporation Berhad	MALAYSIA
Malipo Haiyu Tungsten Co., Ltd.	CHINA
Materials Eco-Refining CO.,LTD	JAPAN
Materion Advanced Metals	UNITED STATES
Materion Corp.	CHINA
Matsuda Sangyo Co. Ltd	JAPAN
Matsuo Electric	JAPAN
Matsuo Handa Co., Ltd.	JAPAN
MATSUSHIMA KINZOKU	JAPAN
Matsushima Metal Corporation	JAPAN
MCP Heck	GERMANY
MCP Metal Specialist Inc.	UNITED KINGDOM
Mecomsa, S.A. de C.V.	PERU
Medeko CAST	SLOVAKIA (Slovak Republic)
MEDEKO CAST s.r.o.	SLOVAKIA (Slovak Republic)
Melt Metais e Ligas S/A	BRAZIL
Meng neng	CHINA
Mentok Smelter	INDONESIA
Mentok Tin Smelter	INDONESIA
MENTPL	INDONESIA
Metahub Industries Sdn. Bhd.	MALAYSIA
Met-AL	UNITED STATES
Metal Do Co. Ltd.	JAPAN
METALLIC MATERIALS	CHINA
Metallic Materials Branch L of Guangxi China Tin Group CO.,LTD	CHINA
Metallic Resources Inc	UNITED STATES
Metallo-Chimique N.V.	BELGIUM
Metallum Metal Trading AG	SWITZERLAND
Metallurgical Products India (Pvt.) Ltd.	INDIA
Metalor	Germany
Metalor	SWITZERLAND
Metalor	UNITED STATES
Metalor Technologies	HONG KONG
Metalor Technologies	UNITED STATES
Metalor Technologies (Hong Kong) Ltd.	CHINA

Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Metalor Technologies (Suzhou) Ltd.	CHINA
Metalor Technologies SA	SWITZERLAND
Metalor USA Refining Corporation	UNITED STATES
Metalor, Shanghai	China
METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO
Meterion Advanced Materials Thin Film Products	UNITED STATES
Met-Mex Peñoles, S.A.	MEXICO
Metropolitan Alloys Corp	UNITED STATES
Micro 100	UNITED STATES
Midland Industries	UNITED STATES
Midwest Tungsten Wire Co.	UNITED STATES
Millard Wire	UNITED STATES
Minchai Metal Indust	TAIWAN
Mineracao Taboca S.A.	BRAZIL
MINERACAO TABOCA SA (MAMORE)	Brazil
Mineral-Metal s.r.o.	CZECH REPUBLIC
Ming Li Jia smelt Metal Factory	CHINA
Minmetals Ganzhou Tin Co. Ltd.	CHINA
Minsur Mines	PERU
Minsur S.A.	Peru
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	BRAZIL
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	Peru
Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	UNITED STATES
Minsur S.A. Tin Metal (Funsur)	PERU
Mistubishi Materials Corporation	JAPAN
Misur	Peru
Mits-Tec (Shanghai) Co. Ltd.	CHINA
Mitsubishi Electric Metecs Co Ltd	JAPAN
Mitsubishi Materials Corporation	JAPAN
Mitsubishi Materials Corporation naosima seirenjyo	JAPAN
Mitsui	HONG KONG
Mitsui & Co Precious Metals Inc	JAPAN
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN
Mitsui Mining and Smelting Co., Ltd.	JAPAN

Mitsui Sumitomo Metal Mining Brass & Copper Co., Ltd.	JAPAN
MK Electron	KOREA
MK Electronics	KOREA
MKE	KOREA
Moliren Ltd	RUSSIAN FEDERATION
Molycorp Silmet A.S.	ESTONIA
Monette	GERMANY
Montok Smelter	INDONESIA
Morigin Co., Ltd.	JAPAN
Morris and Watson	New Zealand
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
MSC	Indonesia
MSC	MALAYSIA
MSC (wei te)	INDONESIA
Multiple Xin precision metal electroplating factory	CHINA
N.E.Chemcat Corporation	JAPAN
Nadir Metal Rafineri San. Ve Tic. A.?.	TURKEY
Nam Hing Industrial Laminate Ltd.	China
Nancang Metal Material Co.,Ltd	CHINA
Nanchang Cemented Carbide Limited Liability Company	CHINA
Nankang Nanshan Tin Manufactory Co., Ltd	China
Nantong Tongjie Electrical Co., Ltd.	CHINA
Nathan Trotter & Co INC.	PERU
Nathan Trotter & Co.,Inc.	UNITED STATES
Natsuda Sangyo Co., Ltd	JAPAN
Navoi Mining and Metallurgical Combinat	UZBEKISTAN
NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND
Neomax Hitachi	JAPAN
Neuhaus	GERMANY
NGHE TIN NON-FERROUS METAL	VIET NAM
NGHE TIN NON-FERROUS METAL COMPANY	INDONESIA
NGHE TIN NON-FERROUS METAL ONE MEMBER STATE COMPANY LTD．D	VIET NAM
Niagara Refining LLC	UNITED STATES
Nihon Superior Co.,Ltd	JAPAN
Nihon Genma MFG Co., Ltd.	THAILAND
NIHON GENMA MFG.CO.,LTD.	JAPAN
Nihon Kagaku Sangyo Co., Ltd	JAPAN
NIHON KAGAKU SANGYO CO.,LTD.	JAPAN
Nihon Material Co.,Ltd	JAPAN
Nihon Superior Co., Ltd.	Indonesia
Niihama Nickel Refinery	JAPAN

Ningbo Jintian copper (Group ) Company Limited	CHINA
Ningbo Kangqiang	CHINA
Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Niotan	UNITED STATES
Nippon Filler Metals Ltd	JAPAN
Nippon Metals & Mining	CHINA
Nippon Micrometal Corporation	JAPAN
Nippon Mining & Metals	JAPAN
Nippon Steel	JAPAN
NIPPON TUNGSTEN CO., LTD.	JAPAN
Nitora	Switzerland
Norteña de Metales, SA	SPAIN
North American Tungsten	CANADA
North American Tungsten	UNITED STATES
North Star BlueScope Steel, LLC	UNITED STATES
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
NTET, Thailand	THAILAND
Nucor Steel	UNITED STATES
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Nuvoton Technology Corp.	TAIWAN
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Ohio Precious Metals, LLC	UNITED STATES
Ohura Precious Metal Industry Co., Ltd	JAPAN
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
OJSC Kolyma Refinery	RUSSIAN FEDERATION
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
OM Manufacturing Phils. Inc.	PHILIPPINES
OMG	SINGAPORE
OMSA	BOLIVIA

OMSA	Indonesia
Operaciones Metalugicas SA.	INDONESIA
Operaciones Metalurgical S.A.	BOLIVIA
Orelec	FRANCE
Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA
P.T. KOBA TIN	INDONESIA
P.T. Tambang Timah	INDONESIA
Palm International	UNITED STATES
PAMP SA	SWITZERLAND
Pan Pacific Copper Co. Ltd., (JX Nippon Mining & Metals Co., Ltd Group)	JAPAN
Paranapanema S/A	BRAZIL
Parex International Corp.	CHINA
PBT	FRANCE
Penglai Penggang Gold Industry Co Ltd	CHINA
Perth Mint	AUSTRALIA
Perth Mint (AGR Matthey)	AUSTRALIA
Perth Mint (Western Australia Mint)	AUSTRALIA
PGMA	CHINA
Philippine Chuangin Industrial Co., Inc.	Philippines
Phoenix Metal Ltd.	RWANDA
PISCO	PERU
PL Timah Tbk	INDONESIA
Plansee	AUSTRIA
Plansee	AUSTRIA
Plansee Group	AUSTRIA
Plansee SE Liezen	AUSTRIA
Plansee SE Reutte	AUSTRIA
Plansee SE Reutte	AUSTRIA
Pobedit JSC	RUSSIAN FEDERATION
Poongsan Corporation	KOREA
Posco	KOREA
Praxair	UNITED STATES
Precious Metals Sales Corp	UNITED STATES
Prifer Com de Sucata	BRAZIL
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Pro Wu Xianggui Mining Co., Ltd.	CHINA
Productos Minerales del Norte S.A. de C.V.	BOLIVIA
PT Alam Lestari Kencana	INDONESIA

PT Aneka Tambang (Persero) Tbk	INDONESIA
PT Aries Kencana Sejahtera	INDONESIA
PT Artha Cipta Langgeng	INDONESIA
PT ATD Makmur Mandiri Jaya	INDONESIA
PT Babel Inti Perkasa	INDONESIA
PT Babel Surya Alam Lestari	INDONESIA
PT Bangka Kudai Tin	INDONESIA
PT Bangka Putra Karya	INDONESIA
PT Bangka Timah Utama Sejahtera	INDONESIA
PT Bangka Tin Industry	INDONESIA
PT Belitung Industri Sejahtera	INDONESIA
PT BilliTin Makmur Lestari	INDONESIA
PT Bukit Timah	INDONESIA
PT Cipta Persada Mulia	INDONESIA
PT Donna Kembara Jaya	INDONESIA
PT DS Jaya Abadi	INDONESIA
PT Eunindo Usaha Mandiri	INDONESIA
PT Fang Di Mul Tindo	INDONESIA
PT HANJAYA PERKASA METALS	INDONESIA
PT HP Metals Indonesia	INDONESIA
PT Indra Eramulti Logam Industri	INDONESIA
PT Inti Stania Prima	INDONESIA
PT Justindo	INDONESIA
PT Karimun Mining	INDONESIA
PT Kijang Jaya Mandiri	Indonesia
PT Koba Tin	INDONESIA
PT Mitra Stania Prima	INDONESIA
PT Panca Mega Persada	INDONESIA
PT Pelat Timah Nusantara Tbk	INDONESIA
PT Prima Timah Utama	INDONESIA
PT Putra Karya	INDONESIA
PT Refined Banka Tin	INDONESIA
PT Sariwiguna Binasentosa	INDONESIA
PT Seirama Tin Investment	INDONESIA
PT Smelting	INDONESIA
PT Stanindo Inti Perkasa	INDONESIA
PT Sukses Inti Makmur	Indonesia
PT Sumber Jaya Indah	INDONESIA
PT Supra Sukses Trinusa	INDONESIA
PT Tambang Timah	INDONESIA
PT TAMBANG TIMAH (BANKA)	Indonesia
PT TAMBANG TIMAH (KUNDUR)	Indonesia
PT TAMBANG TIMAH (MENTOK)	Indonesia
PT Tambang Timah Tbk	Indonesia
PT Tambang Timah Tbk (Persero)	INDONESIA
PT Tanloaug Tinah	INDONESIA

PT Timah	Bolivia
PT Timah	INDONESIA
PT TIMAH (Mentok Smelter)	INDONESIA
PT Timah (Persero) Tbk Mentok	INDONESIA
PT Timah (Persero) TDK	Indonesia
PT Timah Nusantara	INDONESIA
PT Timah TBK	INDONESIA
PT Timah; Pan light Corporation	INDONESIA
PT Tinindo Inter Nusa	INDONESIA
PT Tirus Putra Mandiri	INDONESIA
PT Tommy Utama	INDONESIA
PT Wahana Perkit Jaya	INDONESIA
PT Yinchendo Mining Industry	INDONESIA
PT. CITRALOGAM ALPHASEJATERA	Indonesia
PT. Indra Eramulti Logam Industri	INDONESIA
PT. KOBA TIN	INDONESIA
PT. REFINED BANGKA TIN	INDONESIA
PT. Refined Bangka Tin	Peru
PT. Supra Sukses Trinusa	INDONESIA
PT. TAMBANG TIMAH	INDONESIA
PT. TIMAH Tbk	INDONESIA
PT.CITRALOGAM	INDONESIA
PT.DS JAYA ABADI	INDONESIA
PT.Indra Eramulti Logam Industri	INDONESIA
PT.TAMBANG TIMAH	Bolivia
PT.Tambang Timah	Indonesia
PT.Tanloaug Tinah	INDONESIA
Public Security Bureau	CHINA
Pure Technology	RUSSIAN FEDERATION
PX Précinox SA	SWITZERLAND
PYNMAX	TAIWAN
QianDao Co. ,ltd	CHINA
Qualitek delta philippines	PHILIPPINES
QuantumClean	UNITED STATES
Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Ram Sales	UNITED STATES
Rand Refinery (Pty) Ltd	SOUTH AFRICA
RBT	INDONESIA
Realized the enterprise co.,ltd.	CHINA
Redling Dolder(M)SDN.BHD	MALAYSIA
REDRING SOLDER (M) SDN BHD	MALAYSIA

Redsun	INDONESIA
REDSUN	TAIWAN
REDSUN METAL IND. CO.,LTD.	Taiwan
REDSUN METAL IND. CO.,LTD. / WEN CHENG LEAD WIRE CO., LTD.	Taiwan
Remondis Argentia B.V.	NETHERLANDS
Republic Metals Corporation	UNITED STATES
Resind Indústria e Comércio Ltda	BRAZIL
RFH Tantalum Smeltry Co., Ltd.	CHINA
Richard Stenzhorn GmbH	GERMANY
richemax international co.,LTD	china
Ritchey Metals	UNITED STATES
Rohm & Haas Elec. Mat'ls	SINGAPORE
Rohm & Haas R&H Europe Trading AP	GERMANY
Rohm & Hass	CHINA
Rohm and Haas	GERMANY
Royal Canadian Mint	CANADA
RSI	UNITED STATES
RST	GERMANY
RT Refined Banka Tin	INDONESIA
Rui Da Hung	TAIWAN
rui sheng	INDONESIA
S Company	THAILAND
SA Minsur	PERU
SAAMP	France
Sabin Metal Corp.	UNITED STATES
Saganoseki Smelter & Refinery	JAPAN
Salzgitter
Samduck Precious Metals	KOREA
Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA
Samtec	UNITED STATES
SAMWON METALS Corp.	KOREA
Sandong zhao jin bullion refinery ltd.	CHINA
Sandvik	UNITED STATES
Sandvik Material Technology	SWEDEN
SAN-ETSU METALS	JAPAN
Sanher Tungsten Vietnam Co., Ltd.	Vietnam
Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA
Sanmenxia R&D Co., Ltd.	CHINA
SAXONIA Edelmetalle GmbH	Germany
Schone Edelmetaal B.V.	NETHERLANDS

Scotia Mocatta	HONG KONG
ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
SD(Samdok) Metal	KOREA
seirenngyousya	CHINA
SELAYANG SOLDER SDN.BHD.	INDONESIA
SEMPSA Joyería Platería SA	SPAIN
Sen Silver	JAPAN
Sendi (Japan): Kyocera Corporation	JAPAN
Senju	MALAYSIA
Senju Metal Industries Co., Ltd.	JAPAN
Settu Chemical Industry	JAPAN
Severstal Columbus	UNITED STATES
Severstal Dearborn	UNITED STATES
Sevotrans	GERMANY
Sewon Korea	KOREA
SGE (Shanghai Gold exchange) - Gold transaction authorities in China	CHINA
SGS BOLIVIA S.A.	BOLIVIA
Shan Dong Huangjin	CHINA
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Shandon Jin Jinyin Refining Limited	CHINA
Shandong Zhongkuang Group Co Ltd	CHINA
Shandong Gold Mining (Laizhou),China's Shangdong Gold Mining Co.,Ltd	CHINA
Shandong Gold Mining Co Ltd	CHINA
Shandong gold mining stock Co., LTD refinery	CHINA
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Shandong Zhaojin Gold&Silver Refinery Co., Ltd.	CHINA
Shandong Zhaojin Group Co., Ltd.	CHINA
Shandong Zhaojinlifu	CHINA
Shandong Zhaoyuan Gold Argentine refining company	CHINA
Shang Hai Gold Exchange	CHINA
shang hai gold trader	CHINA
Shangdong HumonSmelting Co., Ltd.	CHINA
Shangdong Zhaojin Group	CHINA
Shangdong zhaoyuanzhaojin Company	CHINA
Shanghai Gold Exchange	CHINA
Shanghai Gold exchange	CHINA
Shanghai Hubao Coppe	CHINA
Shanghai Jiangxi Metals Co. Ltd	CHINA
Shanghai Kyocera Electronics CO. LTD.	CHINA
Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
ShangHai YueQiang Metal Products co.,	CHINA
ShangQi	CHINA
Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA

Shapiro	UNITED STATES
SHEN MAO (M) SDN.BHD	MALAYSIA
Shen Mao Solder	CHINA
Shen Mao Solder (M) Sdn Bhd	MALAYSIA
shen zhen qi xiang da hua gong gong si	CHINA
Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Shen Zhen Thousand Island Ltd.	CHINA
SHENMAO TECHNOLOGY INC	TAIWAN
Shenzhen baoan district public security bureau	CHINA
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Shenzhen City Jin Chun Tin Co., Ltd.	CHINA
Shenzhen City Thai Industrial CO., LTD.	CHINA
Shenzhen fujun material technology co.,ltd	CHINA
Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Shenzhen keaixin Technology	CHINA
Shenzhen new jin spring solder products Co., LTD	CHINA
SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Shenzhen Tiancheng Chemical Industry Limited Company	CHINA
ShenZhen urban pubic bureau of China	CHINA
Shenzhen Yi Cheng Industrial	CHINA
Shenzhen ZhonghenglongRealIndustryCo., Ltd.	CHINA
SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Showa KaKo	JAPAN
Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Sichuan Metals & Materials Imp & Exp Co	CHINA
Sichuan Tianze Precious Metals Co., Ltd	CHINA
Sigma Group	CHINA
Sin Asahi Solder(M)Sdn Bhd	MALAYSIA
Sincemat Co, Ltd	CHINA
Singapore Asahi Chemical & Solder Industries	SINGAPORE
Singapore LME Tin	SINGAPORE
Singway Technology Co., Ltd.	Taiwan
Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Sizer Metals PTE	SINGAPORE
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Smelting Branch of Yunnan Tin Company Limited	CHINA
SMIC SENJU MALAYSIA	MALAYSIA
SMM, Toyo Smelter & Refinery	Japan
Snow up to the city of suzhou chemical CO.,LTD.	CHINA
So Accurate Refining Group	UNITED STATES
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION

Soft Metals Ltda	BRAZIL
Sojitz	JAPAN
Solar	TAIWAN
Solar Applied Materials Technology Corp.	TAIWAN
Solartech	CHINA
SOLDER COAT CO.,LTD	JAPAN
Solderindo	INDONESIA
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Solikamsk Metal Works	RUSSIAN FEDERATION
Soochow University's	CHINA
SORIMETAL	FRANCE
South-East Nonferrous Metal Company Limited of Hengyang City	China
Souzhou XingRui Noble	CHINA
Spectro Alloys	UNITED STATES
STANCHEM Sp. j. (trader)	INDONESIA
Standard Bank	HONG KONG
Starck	UNITED STATES
Steel Dynamics	UNITED STATES
Stender Electronic Materials Co., Ltd.	CHINA
Stent Chemical (Group) Co., Ltd.	CHINA
STPI Group	France
Strain DS Force Shop	JAPAN
Stretti	JAPAN
Sudan Gold Refinery	Sudan
Süddeutsche Metallhandels-gesellschaft mbH	Germany
Sumisho Materials Corp.	JAPAN
Sumitomo	CHINA
SUMITOMO (A.L.M.T Corp)	JAPAN
Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Sumitomo Metal Mining Co. Ltd.	AUSTRALIA
Sumitomo Metal Mining Co. Ltd.	CHILE
Sumitomo Metal Mining Co. Ltd.	JAPAN
Sumitomo Metal Mining Co. Ltd.	PERU
SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
Sunaga Tungsten	JAPAN
Sundwiger	GERMANY
Sundwiger Messingwerk GmbH & Co.KG	Germany
SUPER DRAGON	TAIWAN
Super Dragon Technology Co., Ltd.	TAIWAN

Super Ligas	BRAZIL
Suzhou Co. Ltd.	CHINA
Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Suzhou Industrial Park in China	CHINA
Suzhou Jinyi jewelry factory	CHINA
SuZhou ShenChuang recycling Ltd.	CHINA
Suzhou Xingrui Noble	CHINA
swissmetal	SWITZERLAND
Swopes Salvage	UNITED STATES
Sylham	UNITED STATES
T.C.A S.p.A	ITALY
Taboca	THAILAND
Taboca/Paranapanema	BRAZIL
Taegutec	KOREA
tai wan qing gao qi ye you xian gong si	CHINA
Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Taicang City Nancang Metal Material Co., Ltd	CHINA
Taicang Nanancang Metal Material Co., LTd	CHINA
Taiwan Total Co. Ltd.	TAIWAN
Taiyo Nippon Sanso Taiwan	KOREA
Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Tai'zhou City Yangtze River Delta Electron Ltd.	CHINA
Takei Chemicals	JAPAN
Taki Chemicals	JAPAN
Talcang City Nankang Metal Material Co., Ltd	CHINA
Talison Minerals Pty Ltd	AUSTRALIA
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tamura	JAPAN
Tanaka	Japan
Tanaka Denshi Kogyo K.K.	JAPAN
Tanaka Electronics Singapore	China
Tanaka Kikinnzoku Kogyo K.K.	JAPAN
Tanaka Kikinzoku Hanbai K.K.	JAPAN
Tanaka Kikinzoku Kogyo K.K	JAPAN
Tanaka Kinzoku international Co.Ltd Taipei branch	JAPAN
Tantalite Resources	SOUTH AFRICA
TAP	UNITED STATES
TCC steel	KOREA
TDK	JAPAN
Technic Inc	UNITED STATES

Tejing (Vietnam) Tungsten Co Ltd	VIET NAM
Telex Metals	UNITED STATES
TENNANT METAL PTY LTD.	AUSTRALIA
Termomecanica	BRAZIL
Thai Sarco	Thailand
Thai Solder Industry Corp.,Ltd.	THAILAND
Thailand Smelting	THAILAND
THAILAND SMELTING & REFINING CO. LTD. (THAISARCO)	Thailand
Thaisarco	THAILAND
The force bridge surface treatment Material Factory	CHINA
The Gejiu cloud new colored electrolytic	CHINA
The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
The Great Wall Gold and Silver Refinery of China	CHINA
The Hutti Gold Company	INDIA
THE HUTTI GOLD MINES CO.LTD	INDIA
The Miller Company	UNITED STATES
The Perth Mint	AUSTRALIA
The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Thye Ming Industrial Co., Ltd.	TAIWAN
TIANCHENG CHEMICAL	CHINA
Tiancheng Metal Materials Co., Ltd.	CHINA
Tianshui ling bo technology co., Ltd	CHINA
TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tim Plating Gejiu	CHINA
TIMA	Indonesia
Timah Company	INDONESIA
Tin Co. Ltd, Minmetals Ganzhou	CHINA
Tin Products Manufacturing Co. Ltd.	CHINA
TODINI AND CO SPA	ITALY
Tokuriki Honten Co., Ltd.	JAPAN
Tokuriki Honten kuki koujyo	JAPAN
Tokuriki Tokyo Melters Assayers	JAPAN
Tong Ding Metal Company. Ltd.	CHINA
Tong Ding Metal Materials Co., Ltd.	CHINA
TONG LONG	CHINA
Tongding Metal Material Co., Ltd.	CHINA
Tongling Nonferrous Metals Group Co., Ltd.	CHINA
TONGXIN	CHINA
Tony Goetz NV	Belgium
Torecom	KOREA
Tosoh	JAPAN
Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,ｌŒｔ”ｄ„	JAPAN
Tranzact, Inc.	United States

Traxys	FRANCE
Trialco	UNITED STATES
Triumph Northwest	UNITED STATES
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
TYCO	UNITED STATES
UBS AG	SWITZERLAND
UBS AG Bahnhofstr.	SWITZERLAND
UBS METALOR	Switzerland
Ulba	KAZAKHSTAN
Ulba Metallurgical Plant JSC	KAZAKHSTAN
Ultracore Co., Ltd.	Thailand
ULVAC, Inc.	JAPAN
Umicore	BELGIUM
Umicore Brasil Ltda	BRAZIL
Umicore Galvanotechnik GmbH	GERMANY
Umicore Haboken	BELGIUM
Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
Umicore Precious Metal Refining	UNITED STATES
Umicore Precious Metals Refining	BELGIUM
Umicore Precious Metals Thailand	THAILAND
Umicore SA Business Unit Precious Metals Refining	BELGIUM
UNI BROS METAL PTE LTD	SINGAPORE
Uniforce Metal Industrial Corp	HONG KONG
Uniforce Metal Industrial Corp.	INDONESIA
UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN
Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Unit Timah Kundur PT Tambang	INDONESIA
United Precious Metal Refining Inc.	UNITED STATES
United Refining	UNITED STATES
United Smelter	INDONESIA
Univertical Corp	UNITED STATES
Univertical International (Suzhou) Co., Ltd	CHINA
UNIVERTICALunivertical	UNITED STATES
Untracore Co.,Ltd.	THAILAND
Unvertical International(Suzhou)Co.,Ltd	CHINA

UYEMURA	UNITED STATES
Valcambi SA	SWITZERLAND
VERTEX METALS INCORPORATION	TAIWAN
Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Vinto	BOLIVIA
Vishay Intertechnology	CHINA
VISHAY TANTALUM	ISRAEL
Vitkovicke slevarny	CZECH REPUBLIC
Voss Metals Company, Inc.	UNITED STATES
VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIET NAM
VQB Mineral and Trading Group JSC	VIET NAM
W.C. Heraeus GmbH	CANADA
W.C. Heraeus GmbH	GERMANY
WELL FORE SPECIAL WIRE	TAIWAN
WELLEY	TAIWAN
Western Australian Mint trading as The Perth Mint	AUSTRALIA
Westfalenzinn	GERMANY
White Solder Metalurgia e Mineração Ltda.	BRAZIL
WIELAND Edelmetalle GmbH	Germany
Wieland Metals	UNITED STATES
Wieland Werke AG	GERMANY
Wilhelm Westmetall, Germany	GERMANY
WILLIAMS GOLD REFINING CO INC	UNITED STATES
Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
WKK	CHINA
Wolfram Bergbau und Hutten AG	AUSTRIA
Wolfram Company CJSC	RUSSIAN FEDERATION
Wolfram JSC	RUSSIAN FEDERATION
Woltech Korea Co., Ltd.	South Korea
Wort Wayne Wire Die	UNITED STATES
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Wujiang City luxe Tin Factory	CHINA
Wuxi Lantronic Electronic Co Ltd	CHINA
Wuxi Middle Treasure Materials	CHINA
wuxi yunxi	CHINA
WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Xi Niu Po Management Zone, Dalang Tower, Dongguan, China	CHINA
Xia Yi Metal Industries (shares) Ltd.	TAIWAN

Xiamen Carbide Ltd.	CHINA
Xiamen Golden Egret Special Alloy (HC) Co. Ltd.	China
Xiamen Hongfa	CHINA
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Xiamen Tungsten Co Ltd	CHINA
Xianghualing Tin Industry Co., Ltd.	CHINA
XiHai	CHINA
XiHai - Liuzhou China Tin Group Co ltd	CHINA
Ximao Tin Co. LTD	CHINA
XIN FURUKAWA METAL(WUXI)CO.,LTD	CHINA
XIN WANG copper smelter	CHINA
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
xingrui noble metal materialCO.LTD	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
xinmao tin corp .,ltd	CHINA
XINQIAN	CHINA
XinXing Haorong Electronic Material Co., Ltd.	China
XINYE DINGTAI electronic&accuracy technology company limited.	CHINA
Xstrata Canada Corporation	CANADA
Xstrata Canada Corporation CCR Refinery	CANADA
Yamamoto Precious Metal Co., Ltd.	Japan
Yano Metal	JAPAN
Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Yantai Kanfort Pioneer Metals Corporation	CHINA
Yantai to Zhaojin Mai Fu- Precious Metals Limited	CHINA
Yantai Zhaojin Kanfort Precious Metals	CHINA
Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Yantai Zhaojin Lai Fook Precious Metals Limited	CHINA
Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Yantai Zhaojin Lifu Precious Metals Co., Ltd.	CHINA
Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Yantai Zhaojinlifu	CHINA
Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Yi Chengda Tin Corp.Ltd	CHINA
Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Yik Shing Tat Solder Manufacturer Ltd	CHINA
Yokohama Metal Co Ltd	JAPAN
Yoo Chang Metal	KOREA
Yoo Chang Metal Industries Co Ltd.	Chile
YTCL,Yuntinic Resources Inc.,Smelting Branch of Yunnan Tin Company Limited,Yun Nan Tin Co. LTD	CHINA
YTMM	CHINA
Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Yun Lan Xi Ye	CHINA
Yun Nan Tin Company limited	China

yun nan xi ye gufen youxian gongsi	CHINA
Yun Xi	CHINA
Yun'an Dian'xi Tin Mine	CHINA
Yunnan and non-ferrous metal co., LTD	CHINA
YUNNAN CHENGEFENG NONFERROUS METALS CO.,LTD	CHINA
Yunnan Chengfeng	CHINA
Yunnan Chengfeng Non-ferrous Metal Co., Ltd.	China
Yunnan Chengo Electric Smelting Plant	CHINA
Yunnan Copper Industry Co Ltd	CHINA
YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Yunnan Gejiu Zili Metallurgy Co.,Ltd	CHINA
Yunnan Metallurgical Group Co., Ltd	CHINA
Yunnan Tin Co., Ltd. Smelting Branch	CHINA
YUNNAN TIN COMPANY GROUP LIMITED	CHINA
Yunnan Tin Group (Holding) Company Limited	CHINA
Yunnan tin industry Limited by Share Ltd	CHINA
Yunnan Tin Smelting Branch	CHINA
Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Yunnan Xiye Co.ltd	CHINA
Yunnan, China Rare Metal Materials Company	CHINA
Yuntinic Chemical GmbH	GERMANY
YunXi	CHINA
Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Yutinic Resources	UNITED STATES
Zhangyuan Tungsten Co Ltd	CHINA
Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Zhaojin Gold Argentine Refining Company Limited	CHINA
Zhaojin Group&Gold Mineral China Co., Ltd.	China
Zhaojin Lai Fuk	china
Zhaojin Mining Industry Co., Ltd.	CHINA
Zhaojin refining	CHINA
Zhaoyuan City, Shandong Province	CHINA
Zhaoyuan Gold mine	CHINA
Zhapjin Mining Industry Co. Ltd	CHINA
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Zhejiang Hexing Electroplating Company	CHINA
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Zhongjin Gold Corporation Limited	CHINA
Zhongjin GOLDCORP.,LTD	CHINA
Zhongkuang Gold Industry Co., Ltd.	CHINA
Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA

ZhongShi	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Zhuhai Horyison Solder Co.,Ltd	CHINA
Zhuhai Quanjia	CHINA
Zhuzhou	China
Zhuzhou Cement Carbide	CHINA
Zhuzhou Cemented Carbide Group Corp Ltd	CHINA
ZHUZHOU CEMENTED CARBIDE WORKS IMP & EXP CO.	China
ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Zi Jin Copper	CHINA
Zijin Kuang Ye Refinery	CHINA
Zijin Mining Group Co. Ltd	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Zong Yang Industrial Co., Ltd.	TAIWAN
Zuhai Horyison Solder Co.,Ltd.	CHINA
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA

Based on the information obtained through the due diligence process described above, we believe that the countries of origin of the conflict minerals contained in our Products included the countries listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the countries from which certain of the conflict minerals contained in our Products originated. Also, to the extent that any of the conflict minerals originated in a Covered Country, we were unable to determine the specific mine or location of origin:
Algeria
Argentina
Australia
Austria
Belgium
Bolivia
Brazil
Canada
Chile
China
Czech Republic
Estonia
Ethiopia
France
Germany
Hong Kong
India
Indonesia
Israel
Italy

Japan
Kazakhstan
Kyrgyzstan
Malaysia
Mexico
Netherlands
New Zealand
Peru
Philippines
Poland
Russian Federation
Rwanda
Saudi Arabia
Singapore
Slovak Republic
Somalia
South Korea
South Africa
Spain
Sudan
Sweden
Switzerland
Taiwan
Thailand
Turkey
United Arab Emerites
United Kingdom
United States
Uzbekistan
Vietnam
Zimbabwe
5.    Steps to Improve Due Diligence
Haemonetics will endeavor to continuously improve upon its supply chain due diligence efforts via the following measures: First, we will continue to assess the presence of conflict minerals in our supply chain. We will continue to educate employees and suppliers about our Conflict Minerals Policy and clearly communicate expectations with regard to supplier performance, transparency and sourcing. We will also continue to endeavor to increase the response rate for RCOI and due diligence processes. In addition, we will compare our supplier survey results to information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter program.